UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         February 19, 2008
                                                 -------------------------------


                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


         DELAWARE                   000-30575                  91-2032368
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)             Identification No.)


4991 CORPORATE DRIVE                                      HUNTSVILLE, AL 35805
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code     (256) 430-4000
                                                   -----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2008 Executive Cash Bonus Program.
----------------------------------

         On February 19, 2008, Avocent Corporation's Compensation Committee approved the Avocent Corporation 2008 Executive Cash Bonus Program. A summary of the Avocent Corporation 2008 Executive Cash Bonus Program is incorporated herein by reference and filed as Exhibit 99.7 hereto.

2008 Awards Under the Avocent Corporation 2005 Equity Incentive Plan.
---------------------------------------------------------------------

         The Avocent Corporation 2005 Equity Incentive Plan (the "2005 Plan") was approved by stockholders and was filed with the Securities and Exchange Commission. The description of the 2005 Plan contained herein is qualified in its entirety by reference to the full text of the amended 2005 Plan (and form of agreements thereunder) filed as Exhibit 99.16 to the Company's Form 8-K on June 15, 2006. The Company's Compensation Committee, which is comprised of three independent non-employee directors, is the Administrator under the 2005 Plan.

         2008 Restricted Stock Unit Awards

         On February 19, 2008, the Company's Board of Directors approved an award of 6,000 restricted stock units under the 2005 Plan to each of the Company's six non-employee directors (Harold D. Copperman, Francis A. Dramis, Jr., Edwin L. Harper, William H. McAleer, Stephen F. Thornton, and David P. Vieau). These awards vest over two years (one-half will vest on each of January 1, 2009 and January 1, 2010).

         On February 19, 2008, the Compensation Committee approved the awards of restricted stock units under the 2005 Plan to the Company's executive officers, including the following awards to the executive officers named in the Company's 2007 Proxy Statement (the "Named Executive Officers"):

                                                           Restricted Stock
                                                            Units Awarded
                    Named Executive Officer                    for 2007
  -------------------------------------------------------  -------------------
    John R. Cooper,                                                0*
    Chairman of the Board and Chief Executive Officer


    Edward H. Blankenship,                                       11,250
    Senior Vice President and Chief Financial Officer


    Doyle C. Weeks,                                              25,519
    President and Chief Operating Officer


    C. David Perry,                                              13,750
    Executive Vice President and General Manager of
    Management Systems Division


    Eugene F. Mulligan,                                           7,500
    Senior Vice President of Global Operations

---------------
*       Mr. Cooper has announced his retirement, effective March 31, 2008

These awards vest over three years (one-third will vest on each of January 1, 2009, January 1, 2010, and January 1, 2011), and each award is subject to a Restricted Stock Agreement that provides for forfeiture in certain events, such as voluntary termination of employment, and full vesting upon certain events, including a termination other than for cause or termination following a change in control of the Company.

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         2008 Performance Share Awards

         The 2005 Plan authorizes the Compensation Committee to determine the goals applicable for performance-based awards using one or more measures that are designed to meet the "performance-based compensations" requirements of
Section 162(m) of the Internal Revenue Code. On February 19, 2008, the Compensation Committee awarded performance shares for 2008 under the 2005 Plan to the Company's executive officers at specified targeted levels of the Company's common stock price (as measured on a rolling average basis) on specific dates over a two-year period. Depending on stock price levels over the next two years, participants would earn a percentage from 0% to 125% of their targeted performance-based awards. Any performance shares actually earned by each participant, if and to the extent earned, would vest over three years (including 2008).

         The Compensation Committee awarded the following number of performance-based shares to the Named Executive Officers for 2008:

                                     Estimated Future Payouts for 2008
                                     Performance Share Awards Under the
                                        2005 Equity Incentive Plan
                 Named            ---------------------------------------
               Executive              Targeted              Maximum
                Officer            Number at 100%        Number at 125%
            -----------------     ----------------    -------------------
               Mr. Cooper                0*                    0*
             Mr. Blankenship           14,625                18,281
                Mr. Weeks              33,174                41,467
                Mr. Perry              17,875                22,343
              Mr. Mulligan              9,750                12,187

---------------
*       Mr. Cooper has announced his retirement, effective March 31, 2008

As noted above, these performance share awards are "earned" only upon the achievement of certain targeted level's of the Company's common stock prices on specific dates over the next two years. All potential payouts of shares under this program are performance driven and completely at risk. Therefore, there is no threshold payout, and the targeted and maximum payouts of performance shares awarded in 2008 to the Named Executive Officers under the 2005 Plan are listed in the two columns above.

         The specific targeted price levels and dates have been communicated to each eligible executive and represent target levels or other achievements with respect to specific quantitative or qualitative performance related factors, or factors or criteria involving confidential commercial or business information, the disclosure of which would have an adverse effect on the Company.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

    Exhibit Number   Description of Exhibit
    --------------   ----------------------

         99.7        Summary of Avocent Corporation 2008 Executive Cash
                     Bonus Program



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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AVOCENT CORPORATION

Date:  February 25, 2008
                             By: /s/ Samuel F. Saracino
                                 -------------------------------------------
                                 Samuel F. Saracino
                                 Executive Vice President of Legal and
                                 Corporate Affairs, General Counsel,
                                 and Secretary






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                                  EXHIBIT INDEX
                                  -------------

Exhibit       Description
-------       -----------
99.7          Summary of Avocent Corporation 2008 Executive Cash Bonus Program









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